UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: May 21, 2026
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 21, 2026, Sun Communities Operating Limited Partnership (“SCOLP”), on behalf of itself and two of its subsidiaries (collectively, the “Sellers”), entered into an agreement (the “Purchase Agreement”) with Panther Bidco Limited (“Buyer”) pursuant to which SCOLP agreed to sell to Buyer all of the outstanding equity of the subsidiaries (collectively, “Park Holidays”) through which Sun Communities, Inc. (the “Company”) operates all of its business in the United Kingdom (the “Transaction” or the “Park Holidays Sale”). Buyer is an affiliate of Aermont Capital LLP.

The Transaction values Park Holidays at an enterprise value of £768 million (or approximately $1.03 billion). The Transaction consideration will be payable to Sellers in cash and is subject to certain customary adjustments.

The Purchase Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Sellers to conduct the business of Park Holidays in all material respects in the ordinary course of business, subject to certain exceptions, during the period between the execution of the Purchase Agreement and the closing of the Transaction. Buyer is expected to obtain representation and warranty insurance, which will serve as Buyer’s sole recourse for losses related to breaches of the representations and warranties of the Sellers, other than in the case of fraud. Subject to certain exceptions and limitations, the Sellers and Buyer have agreed to indemnify each other for breaches of covenants and other specified matters contained in the Purchase Agreement. The Purchase Agreement contains a restrictive covenant under which, subject to certain conditions and limitations, for two years following the closing of the Transaction the Company and its subsidiaries will be subject to certain non-solicitation and non-competition provisions with respect to Park Holidays’ business in the United Kingdom.

The Company anticipates that the closing of the Transaction will occur in the second half of 2026. The closing of the Transaction is subject to customary closing conditions, including the receipt of a required regulatory approval from the UK Financial Conduct Authority. There can be no assurances as to the actual closing or timing of the closing.

The foregoing description of the Transaction and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which will be filed in an amendment to this Current Report on Form 8-K and is incorporated by reference herein. The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereof under the Purchase Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement.

Item 2.06	Material Impairments
In connection with the Transaction described in Item 1.01 of this Current Report on Form 8-K, the Company expects to incur non-cash charges of approximately $1.0 billion to approximately $1.1 billion, as a result of the Transaction consideration being less than the estimate of the current net asset value of the Park Holidays business. The Company expects that the non-cash charges will likely be recorded in the quarters ending June 30, 2026 and September 30, 2026. The charges represent a preliminary estimate, and the actual amount of charges may differ materially from the range estimated by the Company. Updates regarding these non-cash charges will be provided in the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

Item 7.01	Regulation FD Disclosure
On May 21, 2026, the Company issued a press release announcing the execution of the Purchase Agreement and the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information contained and incorporated by reference in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains various “forward-looking statements” within the meaning of the Securities Act and the Exchange Act, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this report that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” “guidance”, “target” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, in Item 8.01 below, and in the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include, but are not limited to:

•The ability of the Company to complete the proposed sale of Park Holidays on a timely basis or at all;
•Risks that the proposed sale of Park Holidays disrupts current plans and operations;
•The impacts of the announcement or consummation of the proposed sale of Park Holidays on business relationships;
•The anticipated cost related to the proposed sale of Park Holidays;
•The ability for the Company to realize the anticipated benefits of the proposed sale of Park Holidays;
•The Company's liquidity and refinancing demands;
•The Company's ability to obtain or refinance maturing debt;
•The Company's ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;
•Availability of capital;
•General volatility of the capital markets and the market price of shares of the Company's capital stock;
•Increases in interest rates and operating costs, including insurance premiums, real estate taxes, and utilities;
•Difficulties in the Company's ability to evaluate, finance, complete, and integrate acquisitions, developments, and expansions successfully;
•Competitive market forces;
•The ability of purchasers of manufactured homes to obtain financing;
•The level of repossessions of manufactured homes;
•The Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures;
•Expectations regarding the amount or frequency of impairment losses;
•Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry, the effects of tariffs or threats of tariffs, wars or other international conflicts, trade wars, immigration issues, supply chain disruptions, and the markets within which the Company operates;
•Changes in foreign currency exchange rates, including between the U.S. dollar and each of the British pound sterling, Canadian dollar, and Australian dollar;
•The Company's ability to maintain its status as a REIT;
•Changes in real estate and zoning laws and regulations;
•The Company's ability to maintain rental rates and occupancy levels;
•Legislative or regulatory changes, including changes to laws governing the taxation of REITs;
•Outbreaks of disease and related restrictions on business operations;
•Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts, and wildfires; and
•Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are qualified in their entirety by these cautionary statements.

Item 8.01	Other Events
In connection with the Purchase Agreement and the proposed Transaction, the Company is filing certain updated risk factors disclosures applicable to its business for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 25, 2026. The supplemental updated risk factors are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description	Method of Filing
2.1*	Agreement for the sale and purchase of the entire issued share capital of certain target companies dated May 21, 2026 between Sun Communities Operating Limited Partnership and Panther Bidco Limited	To be filed by amendment
99.1	Press Release dated May 21, 2026	Filed herewith
99.2	Supplemental Risk Factors	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed herewith

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: May 21, 2026	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Chief Financial Officer, Executive Vice President, Secretary and Treasurer